SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ]         Preliminary Proxy Statement
[  ]         Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]         Definitive Proxy Statement
[X]         Definitive Additional Materials
[  ]         Soliciting Material Pursuant to Section 240.14a-12

Old Mutual Funds II
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(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies: ______.

3.
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _______.

4.	Proposed maximum aggregate value of transaction: _______.

Total fee paid: _______.

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

5.	Amount Previously Paid:

6.	Form, Schedule or Registration Statement No.: Total fee paid: _________.

7.	Filing Party:

8.	Date Filed: February 17, 2012

Hello. This is Kathryn Santoro, Vice President of Old Mutual Funds.

I am calling because you are a major shareholder with Old Mutual Funds and we urgently need your vote on an important proposal concerning your investment.

We recently had to delay the completion of our Shareholder’s meeting and your vote today can help us conclude this process.

You should have received a package containing a proxy statement and information describing how to vote your shares.

If you have questions or no longer have your proxy statement or voting information, please call us toll-free at 1-877-348-4358.  That’s 1-877-348-4358.

From all of us at Old Mutual Funds, we sincerely thank you for your time and for your vote.